FIXED INCOME FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

FIXED INCOME FUNDS

SUPPLEMENT DATED SEPTEMBER 13, 2012 TO

PROSPECTUS DATED JULY 31, 2012

The following replaces the paragraph under MANAGEMENT — Investment Advisers and Portfolio Managers of the Global Fixed Income Fund on page 12 of the Prospectus:

INVESTMENT ADVISERS AND PORTFOLIO MANAGER. Northern Trust Investments, Inc. and Northern Trust Global Investments Limited, each an indirect subsidiary of Northern Trust Corporation, serve jointly as the Investment Advisers of the Global Fixed Income Fund. David Blake, Senior Vice President of Northern Trust Global Investments Limited, has been manager of the Fund since April 2008.

The following replaces the fourth paragraph under FUND MANAGEMENT on page 37 of the Prospectus:

The manager for the Global Fixed Income Fund is David Blake, Senior Vice President of Northern Trust Global Investments Limited. Mr. Blake has been manager since April 2008. Mr. Blake, who joined Northern Trust Global Investments Limited in January 2003, is a senior portfolio manager and is responsible for short duration fixed-income management in Northern Trust’s London office.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	FIX SPT (9/12)

NORTHERN FUNDS PROSPECTUS

NORTHERN FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Supplement dated September 13, 2012 to Statement of Additional Information dated July 31, 2012

1.	The disclosure as to the portfolio managers of the Global Fixed Income Fund in the table under the section entitled “PORTFOLIO MANAGERS” beginning on page 88 is replaced with the following disclosure:

Fund	Portfolio Manager(s)

Global Fixed Income Fund	David Blake

2.	Effective September 5, 2012, Daniel J. Smith is no longer a portfolio manager of the Global Fixed Income Fund. All references to Mr. Smith in the Statement of Additional Information are hereby deleted.